Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ENACTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of DCB Financial Corp (the “Company”) on Form 10-Q for the period ending March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David J. Folkwein, Interim-President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David J. Folkwein David J. Folkwein
Interim - President and Chief Executive Officer
May 16, 2011